Earnings Report Q 2 | A u g u s t 8 , 2 0 2 3 Exhibit 99.2

Safe Harbor Statement The presentation includes “forward-looking” statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. Statements that are not statements of historical facts are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “guidance,” “outlook,” “project,” “planned,” “contemplate,” “potential,” “possible,” “proposed,” “intend,” “believe,” “anticipate,” “expect,” “may,” “will,” “would,” “should,” “could,” and similar expressions are intended to identify forward-looking statements. All statements other than statements of historical facts included in this presentation are forward looking statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy and other future conditions. The Company cautions readers that any such forward-looking statements it makes are not guarantees of future performance and that actual results may differ materially from anticipated results or expectations expressed in its forward-looking statements as a result of a variety of factors, including many that are beyond the Company's control. Important factors that could cause actual results to differ materially from the Company’s expectations include: existing and unknown future limitations on the ability of the Company's direct and indirect subsidiaries to make their cash flow available to the Company for payments on the Company's indebtedness or other purposes; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs and poultry, thus affecting available rendering feedstock and selling prices for the Company’s products; reductions in raw material volumes available to the Company due to weak margins in the meat production industry as a result of higher feed costs, reduced consumer demand or other factors, reduced volume from food service establishments, or otherwise; reduced demand for animal feed; reduced finished product prices, including a decline in fat and used cooking oil finished product prices; changes to worldwide government policies relating to renewable fuels and greenhouse gas (“GHG”) emissions that adversely affect programs like the U.S. government's renewable fuel standard, low carbon fuel standards (“LCFS”) and tax credits for biofuels both in the United States and abroad; possible product recall resulting from developments relating to the discovery of unauthorized adulterations to food or food additives; the occurrence of 2009 H1N1 flu (initially known as “Swine Flu”), highly pathogenic strains of avian influenza (collectively known as “Bird Flu”), severe acute respiratory syndrome (“SARS”), bovine spongiform encephalopathy (or “BSE”), porcine epidemic diarrhea (“PED”) or other diseases associated with animal origin in the United States or elsewhere, such as the outbreak of African Swine Fever in China and elsewhere; the occurrence of pandemics, epidemics or disease outbreaks, such as the COVID-19 outbreak; unanticipated costs and/or reductions in raw material volumes related to the Company’s compliance with the existing or unforeseen new U.S. or foreign (including, without limitation, China) regulations (including new or modified animal feed, Bird Flu, SARS, PED, BSE or ASF or similar or unanticipated regulations) affecting the industries in which the Company operates or its value added products; risks associated with the DGD Joint Venture, including possible unanticipated operating disruptions, a decline in margins on the products produced by the DGD Joint Venture and issues relating to the announced SAF upgrade project; risks and uncertainties relating to international sales and operations, including imposition of tariffs, quotas, trade barriers and other trade protections imposed by foreign countries; tax changes, such as the introduction of a global minimum tax; difficulties or a significant disruption in the Company's information systems or failure to implement new systems and software successfully; risks relating to possible third party claims of intellectual property infringement; increased contributions to the Company’s pension and benefit plans, including multiemployer and employer-sponsored defined benefit pension plans as required by legislation, regulation or other applicable U.S. or foreign law or resulting from a U.S. mass withdrawal event; bad debt write-offs; loss of or failure to obtain necessary permits and registrations; continued or escalated conflict in the Middle East, North Korea, Ukraine or elsewhere, including the Russia-Ukraine war; uncertainty regarding the exit of the U.K. from the European Union; and/or unfavorable export or import markets. These factors, coupled with volatile prices for natural gas and diesel fuel, inflation rates, climate conditions, currency exchange fluctuations, general performance of the U.S. and global economies, disturbances in world financial, credit, commodities and stock markets, such as the recent turmoil in the world banking markets, and any decline in consumer confidence and discretionary spending, including the inability of consumers and companies to obtain credit due to lack of liquidity in the financial markets, among others, could cause actual results to vary materially from the forward-looking statements included in this report or negatively impact the Company's results of operations. Among other things, future profitability may be affected by the Company’s ability to grow its business, which faces competition from companies that may have substantially greater resources than the Company. The Company’s announced share repurchase program may be suspended or discontinued at any time and purchases of shares under the program are subject to market conditions and other factors, which are likely to change from time to time. For more detailed discussion of these factors and other risks and uncertainties regarding the Company, its business and the industries in which it operations, see the Company’s filings with the SEC, including the Risk Factors discussion in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022. The Company cautions readers that all forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update any forward- looking statements, whether as a result of changes in circumstances, new events or otherwise.

Q2 2023 Business Highlights

Solid Financial Performance	Q2 – 2023
Net Sales	$1,757.6 million
Net Income	$252.4 million
EPS Diluted	$1.55
Combined Adjusted EBITDA*	$508.3 million
Global Ingredients EBITDA	$260.9 million
Feed Ingredients EBITDA	$187.5 million
Food Ingredients EBITDA	$71.3 million
Fuel Ingredients EBITDA	$270.2 million
Share Repurchase Program	$9.1 million

*Combined adjusted EBITDA excluding Gelnex negative impact ~$526.8 million

- **A leader in sustainability**
  - Published Sustainability Progress Report
  - Achieved water goal, 3 years early
  - Decreased global emissions by 8% per unit of raw material processed
  - Reported Scope 3 emissions
  - Improved S&P Global Ratings ESG Evaluation
- **A leader in renewable energy**
  - Celebrated 10 years of renewable diesel production
  - Sustainable aviation fuel unit construction underway
- **A leader in continued growth**
  - Announced agreement with Butterball for new poultry rendering plant in Mt. Olive, North Carolina

Q2 – 23 3

DARLING INGREDIENTS

Record Quarterly Earnings – Driven by Vertical Strength

In millions, except per share	Q2-2023	Q2-2022	% variance	YTD 2023	YTD 2022	% variance
Net Sales	$1,757.6	$1,650.2	6.5%	$3,548.8	$3,016.5	17.6%
Gross Margin	$397.9	$418.7	(5.0%)	$822.1	$764.4	7.5%
Gross Margin %	22.6%	25.4%	(11%)	23.2%	25.3%	(8.3%)
Net Income	$252.4	$202.0	25.0%	$438.2	$390.0	12.4%
EPS Diluted	$1.55	$1.23	26.0%	$2.69	$2.37	13.5%

EBITDA In millions	Q2-2023	Q2-2022	% variance	YTD 2023	YTD 2022	% variance
Feed	$187.5	$242.1	(22.6%)	$400.6	$420.2	(4.7%)
Food*	$71.3	$65.4	9.0%	$144.5	$123.1	17.4%
Fuel (1)	$270.2	$110.8	143.9%	$423.8	$220.8	91.9%
Corporate	($20.7)	($15.8)	(31.0%)	($42.2)	($30.9)	(37.0%)
Total combined adjusted EBITDA	$508.3	$402.6	26.3%	$926.7	$733.2	26.4%

*Excluding the $18.5 million Gelnex purchase accounting inventory negative impact, Food Segment adjusted EBITDA for Q2 would be $89.8 million and $163.0 million YTD 2023
(1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA

Balance Sheet		
In millions, except ratio data	As of 7/1/2023	As of 12/31/2022
Cash (including restricted)	$111.8	$127.3
Revolver availability	$956.0	$1,313.0
Net working capital	$842.9	$512.5
Total debt	$4,546.9	$3,384.8
Leverage ratio (2)	3.11X	2.54X

Darling Ingredients Quarterly Gross Margin %


28%
23%
18%
25.4%
21.5%
22.0%
23.7%
22.6%*
Q2-22
Q3-22
Q4-22
Q1-23
Q2-23

*Excluding the $18.5 million Gelnex purchase accounting inventory negative impact, Q2 2023 gross margin would be 23.7%

Q2 – 23

4

DARLING INGREDIENTS

EBITDA Q2 – 23 5 $244 $312 $274 $267 $289 $261 $87 $91 $120 $146 $129 $247 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Global Ingredients DGD (In millions) $330.7 $394.7$402.6 $418.4$413.0 $508.3 Food 14% Feed 35% Fuel 51% Food Feed Fuel (1) Q2 2023 % of Total EBITDA by SegmentCombined Adjusted EBITDA (1) Includes Fuel Segment EBITDA and Darling's share of DGD EBITDA

Feed Segment

Key Drivers

- Lower fat prices drove decrease in net sales
- Decreased raw material driven by reduced slaughter house volumes
- Raw material volumes starting to increase moving into Q3
- Protein prices remain strong, export demand continues to be strong
- Despite lower fat prices, gross margins held flat vs. Q1 2023 due to continued integration efforts
- Fat prices have rebounded slightly, expect continued improvement in back half of 2023

US $ (in millions)	Q2-2023	Q2-2022	YTD-2023	YTD-2022
Net Sales	$ 1,141,661	$ 1,170,347	$ 2,379,155	$ 2,049,785
Cost of sales & operating expenses	876,413	864,306	1,826,485	1,509,829
Gross Margin	$ 265,248	$ 306,041	$ 552,670	$ 539,956
Selling, general & administrative expenses	77,406	64,863	152,097	121,072
Loss (gain) on sale of assets	322	(964)	(20)	(1,305)
Depreciation & amortization	82,575	68,938	172,895	123,288
Change in fair value of contingent consideration	(7,499)	-	(7,499)	-
Restructuring and asset impairment charges	-	8,557	92	8,557
Segment Operating Income	$ 112,444	$ 164,647	$ 235,105	$ 288,344
Equity in net income of other unconsolidated subsidiaries	1,849	2,272	1,969	3,632
Segment Income	$ 114,293	$ 166,919	$ 237,074	$ 291,976
Segment EBITDA	**$ 187,520**	**$ 242,142**	**$ 400,593**	**$ 420,189**
Raw material processed (mmts)*	3.1	2.7	6.3	5.0

Q2 – 23

6

DARLING INGREDIENTS

Feed Segment

US $ (in millions, unaudited)	Fats	Proteins	Other	Total Rendering	Used Cooking Oil	Bakery	Other	Total
Net Sales Three Months Ended July 2, 2022	$ 498.8	$ 351.1	$ 64.2	$ 914.1	$ 152.6	$ 89.7	$ 13.9	$ 1,170.3
Increase/(Decrease) in sales volumes	43.7	59.6	-	103.3	39.9	(11.6)	-	131.6
Increase /(Decrease) in finished goods prices	(138.3)	21.9	-	(116.4)	(45.7)	(10.8)	-	(172.9)
Increase/(Decrease) due to currency exchange rates	(0.2)	1.4	0.1	1.3	(0.5)	-	-	0.8
Other change	-	-	9.1	9.1	-	-	2.7	11.8
Total change	(94.8)	82.9	9.2	(2.7)	(6.3)	(22.4)	2.7	(28.7)
Net Sales Three Months Ended July 1, 2023	$ 404.0	$ 434.0	$ 73.4	$ 911.4	$ 146.3	$ 67.3	$ 16.6	$ 1,141.6

US $ (in millions, unaudited)	Fats	Proteins	Other	Total Rendering	Used Cooking Oil	Bakery	Other	Total
Net Sales Six Months Ended July 2, 2022	$ 867.3	$ 621.3	$ 121.7	$ 1,610.3	$ 247.6	$ 168.1	$ 23.8	$ 2,049.8
Increase/(Decrease) in sales volumes	153.3	177.4	-	330.7	62.2	(18.4)	-	374.5
Increase/(Decrease) in finished goods prices	(124.8)	81.4	-	(43.4)	(24.5)	(7.5)	-	(75.4)
Increase/(Decrease) due to currency exchange rates	(0.2)	3.0	0.2	3.0	(1.3)	-	-	1.7
Other change	-	-	18.2	18.2	-	-	10.4	28.6
Total change	28.3	261.8	18.4	308.5	36.4	(25.9)	10.4	329.4
Net Sales Six Months Ended July 1, 2023	$ 895.6	$ 883.1	$ 140.1	$ 1,918.8	$ 284.0	$ 142.2	$ 34.2	$ 2,379.2

Q2 – 23

7

DARLING INGREDIENTS

Food Segment Key Drivers • First full quarter including Gelnex • Q2 adjusted EBITDA would have been $89.8 million or $163.0 million YTD, excluding a one-time $18.5 million purchase accounting inventory negative impact due to the Gelnex acquisition • Gelnex integration progressing as planned Q2 – 23 8 US $ (in millions) Q2-2023 Q2-2022 YTD-2023 YTD-2022 Net Sales $ 476,093 $ 369,181 $ 872,485 $ 723,995 Cost of sales & operating expenses 371,095 280,964 661,210 551,276 Gross Margin $ 104,998 $ 88,217 $ 211,375 $ 172,719 Selling, general & administrative expenses 33,684 22,855 66,806 49,699 Loss (gain) on sale of assets 2 (73) (19) (82) Depreciation & amortization 28,445 14,449 42,918 29,899 Restructuring & asset impairment charges 896 - 5,328 - Segment Operating Income $ 41,971 $ 50,986 $ 96,242 $ 93,203 Segment EBITDA $ 71,312 $ 65,435 $ 144,488 $ 123,102 Raw material processed (mt)* 331,000 272,000 596,000 550,000

Food Segment Q2 – 23 9 $100 $120 $140 $160 $180 $200 $220 $240 $260 $280 Food Segment Trailing 4Q adjusted EBITDA Trailing 4 Q's 87% 8% 5% Q2 2023 % of Sales Breakdown Collagen Edible fats Other products

Fuel Segment Key Drivers • Lower feedstock prices, higher production led to strong quarter • 387.8 million gallons sold at $1.28 per gallon EBITDA • $101.4 million in cash dividends received from joint venture • $62.2 million in cash dividends received from joint venture subsequent to quarter close • Expect additional dividends remainder of the year • DGD 2 in catalyst turnaround during July • SAF project on schedule Q2 – 23 10 US $ (in millions) Q2-2023 Q2-2022 YTD-2023 YTD-2022 Net Sales $ 139,867 $ 110,660 $ 297,153 $ 242,742 Cost of sales & operating expenses 112,194 86,237 238,980 190,979 Gross Margin $ 27,673 $ 24,423 $ 58,173 $ 51,763 Selling, general & administrative expenses 4,971 4,277 11,163 8,197 Gain on sale of assets (65) (18) (29) (57) Depreciation & amortization 8,567 6,936 16,960 13,610 Equity in net income of Diamond Green Diesel 212,964 73,680 307,301 145,484 Segment Operating Income $ 227,164 $ 86,908 $ 337,380 $ 175,497 Segment EBITDA $ 22,767 $ 20,164 $ 47,039 $ 43,623 DGD adjusted EBITDA (Darling's Share) $ 247,398 $ 90,611 $ 376,721 $ 177,171 Segment EBITDA (1) $ 270,165 $ 110,775 $ 423,760 $ 220,794 Raw material processed (mt)*` 347,000 351,000 696,000 692,000

Fuel Segment Q2 – 23 11 Diamond Green Diesel US $ and gallons (in millions) Q2 2023 Q2 2022 YTD-2023 YTD-2022 EBITDA (Entity) – recorded w/no BTC $107.3 ($17.2) $119.9 $0.1 EBITDA (Entity) – recorded including BTC $494.8 $181.2 $753.4 $353.3 Pro forma Adjusted EBITDA (Darling’s share) $247.4 $90.6 $376.7 $177.2 Total gallons produced 349.5 208.6 625.0 375.0 Total gallons sold/shipped 387.8 198.6 643.3 355.0 EBITDA per gallon sold/shipped $1.28 $0.91 $1.17 $1.00 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Quarterly Avg. Prices D4 RINs (1.7 Multiple) & Yellow Grease - IL D4 RINs (x 1.7) (Right Axis) Yellow Grease - Illinois (Left Axis) $/lb

Q2 Conclusions Combined Adjusted EBITDA $1.875 billion Diamond Green Diesel 1.2 billion gallons sold Diamond Green Diesel Continued dividend distribution Capital Expenditures $565 million Q2 – 23 12 2023 Guidance Outlook Strong global financial performance Powerful vertical integration proven DGD cash dividends received

Appendix APPENDIX ADDITIONAL INFORMATION APPENDIX ADDITIONAL INFORMATION

California LCFS and RIN Value History Q2 – 23 14 $0 $50 $100 $150 $200 $250 1 / 2 0 1 8 4 / 2 0 1 8 7 / 2 0 1 8 1 0 / 2 0 1 8 1 / 2 0 1 9 4 / 2 0 1 9 7 / 2 0 1 9 1 0 / 2 0 1 9 1 / 2 0 2 0 4 / 2 0 2 0 7 / 2 0 2 0 1 0 / 2 0 2 0 1 / 2 0 2 1 4 / 2 0 2 1 7 / 2 0 2 1 1 0 / 2 0 2 1 1 / 2 0 2 2 4 / 2 0 2 2 7 / 2 0 2 2 1 0 / 2 0 2 2 1 / 2 0 2 3 4 / 2 0 2 3 6 / 2 0 2 3 Monthly Average LCFS Carbon Credit Price (USD/MT)

Feed Segment – Historical US$ (in millions) Q1-2022 Q2-2022 Q3-2022 Q4-2022 Total 2022 Q1-2023 Q2-2023 Net Sales $ 879.4 $ 1,170.3 $ 1,273.1 $ 1,216.1 $ 4,539.0 $ 1,237.5 $ 1,141.7 Gross Margin 233.9 306.0 260.2 265.3 1,065.5 287.4 265.2 Gross Margin % 26.6% 26.1% 20.4% 21.8% 23.5% 23.2% 23.2% Loss (Gain) on sale of assets (0.3) (1.0) (2.3) 0.2 (3.4) (0.3) 0.3 SG&A 56.2 64.9 64.0 73.7 258.8 74.7 77.4 SG&A Margin % 6.4% 5.5% 5.0% 6.1% 5.7% 6.0% 6.8% Operating Income 123.7 164.6 117.9 100.1 506.3 122.7 112.4 Adj. EBITDA $ 178.0 $ 242.1 $ 198.6 $ 191.4 $ 810.1 $ 213.1 $ 187.5 Adj. EBITDA Margin % 20.2% 20.7% 15.6% 15.7% 17.8% 17.2% 16.4% Raw Material Processed (mmts)* 2.31 2.70 3.1 3.2 11.3 3.2 3.1 Q2 – 23 15

Food Segment – Historical US$ (in millions) Q1 -2022 Q2-2022 Q3-2022 Q4-2022 Total 2022 Q1-2023 Q2-2023 Net Sales $ 354.8 $ 369.2 $ 347.9 $387.7 $1,459.6 $396.4 $ 476.1 Gross Margin 84.5 88.2 91.3 93.3 357.4 106.3 105.0 Gross Margin % 23.8% 23.9% 26.3% 24.1% 24.5% 26.8% 22.1% Loss (gain) on sale of assets (0.1) (0.1) (0.8) (0.1) (1.0) (0.0) 0.0 SG&A 26.8 22.9 23.9 28.1 101.7 33.1 33.7 SG&A Margin % 7.6% 6.2% 6.9% 7.2% 7.0% 8.4% 7.1% Operating Income 42.2 51.0 53.8 29.5 176.6 54.3 42.0 Adj. EBITDA $ 57.7 $ 65.4 $ 68.2 $65.4 $256.7 $73.2 $71.3 Adj. EBITDA Margin % 16.2% 17.7% 19.6% 16.9% 17.6% 18.5% 15.0% Raw Material Processed (mmts)* 0.28 0.27 0.27 0.28 1.10 0.26 0.33 Q2 – 23 16

Fuel Segment – Historical US$ (in millions) Q1-2022 Q2-2022 Q3-2022 Q4-2022 Total 2022 Q1-2023 Q2-2023 Net Sales $ 132.0 $ 110.7 $ 126.6 $ 164.3 $ 533.6 $157.3 $139.9 Gross Margin 27.3 24.4 24.8 30.2 106.7 30.5 27.7 Gross Margin % 20.7% 22.1% 19.6% 18.4% 20.0% 19.4% 19.8% Loss (gain) on sale of assets (0.0) (0.0) (0.0) 0.0 (0.1) (0.0) (0.1) SG&A 3.9 4.3 1.7 3.8 13.7 6.2 5.0 Depreciation and amortization 6.6 6.9 7.3 8.6 29.5 8.4 8.6 Equity in net income of DGD 71.8 73.7 103.4 123.4 372.3 94.3 213.0 Operating Income 88.6 86.9 119.2 141.2 435.9 110.2 227.2 Base adjusted EBITDA 23.4 20.2 23.1 26.4 93.1 24.3 22.8 DGD adjusted EBITDA (Darling's Share) 86.6 90.6 120.3 146.0 443.5 129.3 247.4 Combined adjusted EBITDA (1) $110.0 $110.8 $143.4 $172.4 $536.6 $153.6 $270.2 Raw Material Processed (mmts) (2) 0.34 0.35 0.36 0.37 1.42 0.35 0.35 Q2 – 23 17 (1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture.

Historical Pricing

2023 Finished Product Pricing Feed Segment Ingredients	2023 Average Jacobsen Prices (USD)																
	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Bleachable Fancy Tallow - Chicago Renderer / cwt	$68.00	$60.92	$55.80	$61.39	$53.29	$57.00	$59.29	$56.61									
Yellow Grease - Illinois / cwt	$58.58	$49.25	$46.13	$51.10	$44.26	$47.43	$46.26	$46.06									
Used Cooking Oil (UCO) - Illinois / cwt	$61.88	$51.71	$48.00	$53.61	$48.00	$48.00	$49.31	$48.45									
Meat and Bone Meal - Ruminant - IL/ ton	$418.00	$433.29	$453.48	$435.85	$461.97	$467.95	$462.50	$464.27									
Poultry By-Product Meal - Feed Grade - Mid South/ton	$397.50	$397.50	$422.93	$406.94	$472.50	$487.84	$495.00	$485.56									
Poultry By-Product Meal - Pet Food - Mid South/ton	$668.13	$716.45	$832.07	$743.75	$937.50	$975.00	$889.98	$934.67									

2023 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock	2023 Average Jacobsen Prices (USD)																
	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$65.03	$63.31	$58.77	$62.18	$56.05	$52.48	$59.60	$55.98									
Soybean Oil (RBD) - Central Illinois / cwt	$74.77	$71.93	$68.04	$71.40	$66.05	$63.01	$71.92	$66.96									
Distiller's Corn Oil - IL/WI cwt	$66.39	$56.58	$51.49	$57.86	$51.87	$55.64	$58.75	$55.54									

2023 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats	2023 Average Wall Street Journal Prices (USD)																
	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Corn - Track Central IL #2 Yellow / bushel	$6.61	$6.62	$6.35	$6.84	$6.36	$6.06	$6.11	$6.68									

2023 European Benchmark Pricing Palm Oil - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment	2023 Average Thomson Reuters Prices (USD)																
	January	February	March	Q1 Avg.	April	May	June	Q2 Avg.	July	August	Sept.	Q3 Avg.	Oct.	Nov.	Dec.	Q4 Avg.	Year Avg.
Palm oil - CIF Rotterdam / metric ton	$1,007	$974	$997	$993	$1,025	$947	$902	$958									
Soy meal - CIF Rotterdam / metric ton	$603	$603	$579	$595	$544	$512	$493	$516									

Comparison	*QTR. over QTR. (Sequential)*			*Year over Year (Q2)*		
	Q1-2023 Avg.	Q2-2023 Avg.	% Change	Q2-2022 Avg.	Q2-2023 Avg.	% Change
Average Jacobsen Prices (USD)						
Bleachable Fancy Tallow - Chicago Renderer / cwt	$61.39	$56.61	-7.8%	$79.51	$56.61	-28.8%
Yellow Grease - Illinois / cwt	$51.10	$46.06	-9.9%	$60.11	$46.06	-23.4%
Used Cooking Oil (UCO) - Illinois / cwt	$53.61	$48.45	-9.6%	$68.89	$48.45	-29.7%
Meat and Bone Meal - Ruminant - Illinois / ton	$435.85	$464.27	6.5%	$366.62	$464.27	26.6%
Poultry By-Product Meal - Feed Grade - Mid South / ton	$406.94	$485.56	19.3%	$385.83	$485.56	25.8%
Poultry By-Product Meal - Pet Food - Mid South / ton	$743.75	$934.67	25.7%	$801.36	$934.67	16.6%
Soybean Oil (crude/de-gummed) - Central Illinois / cwt	$62.18	$55.98	-10.0%	$83.48	$55.98	-32.9%
Soybean Oil (RBD) - Central Illinois / cwt	$71.40	$66.96	-6.2%	$99.83	$66.96	-32.9%
Distiller's Corn Oil - IL/WI per cwt	$57.86	$55.54	-4.0%	$77.63	$55.54	-28.5%
Average Wall Street Journal Prices (USD)						
Corn - Track Central IL #2 Yellow / bushel	$6.84	$6.68	-2.3%	$8.20	$6.68	-18.5%
Average Thomson Reuters Prices (USD)						
Palm oil - CIF Rotterdam / metric ton	$993	$958	-3.5%	$1,662	$958	-42.4%
Soy meal - CIF Rotterdam / metric ton	$595	$516	-13.3%	$550	$516	-6.2%

Q2 – 23

18

DARLING INGREDIENTS

Event Calendar Q2 – 23 19 Barclays’ CEO Energy-Power Conference • New York • Sept. 6 Tudor Pickering Holt Renewable Fuels Conference • New York • Sept. 12 JP Morgan All Stars Conference • London • Sept. 21

Non-U.S. GAAP Measures Adjusted EBITDA is not a recognized accounting measurement under GAAP; it should not be considered as an alternative to net income, as a measure of operating results, or as an alternative to cash flow as a measure of liquidity. It is presented here not as an alternative to net income, but rather as a measure of the Company's operating performance. Since EBITDA (generally, net income plus interest expense, taxes, depreciation and amortization) is not calculated identically by all companies, the presentation in this report may not be comparable to EBITDA or Adjusted EBITDA presentations disclosed by other companies. Adjusted EBITDA is calculated below and represents for any relevant period, net income/(loss) plus depreciation and amortization, restructuring, acquisition and integration costs, goodwill and long- lived asset impairment, change in fair value of contingent consideration, interest expense, income tax provision, other income/(expense) and equity in net (income)/loss of unconsolidated subsidiary. Management believes that Adjusted EBITDA is useful in evaluating the Company's operating performance compared to that of other companies in its industry because the calculation of Adjusted EBITDA generally eliminates the effects of financing, income taxes and certain non-cash and other items that may vary for different companies for reasons unrelated to overall operating performance. The Company’s management uses Adjusted EBITDA as a measure to evaluate performance and for other discretionary purposes. In addition to the foregoing, management also uses or will use Adjusted EBITDA to measure compliance with certain financial covenants under the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 3.625% Notes that were outstanding at July 1, 2023. However, the amounts shown below for Adjusted EBITDA differ from the amounts calculated under similarly titled definitions in the Company’s Senior Secured Credit Facilities, 6% Notes, 5.25% Notes and 3.625% Notes, as those definitions permit further adjustments to reflect certain other nonrecurring costs, non-cash charges and cash dividends from the DGD Joint Venture. Additionally, the Company evaluates the impact of foreign exchange on operating cash flow, which is defined as segment operating income (loss) plus depreciation and amortization.

Q 2 | A u g u s t 8 , 2 0 2 3 EARNINGS REPORT